UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 3, 2007

DEEP FIELD TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	333-120506	20-1862733
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2222 Second Street Fort Myers, Florida		33901
(Address of Principal Executive Offices)		(Zip Code)

(239) 437-5235
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 3, 2007, the Board of Directors (the “Board”) of Deep Field Technologies, Inc. (the “Company”) terminated Mr. Guisan Pang from his service as Chief Executive Officer of the Company, effective immediately. As of the date of this Current Report, the Board has not yet appointed a successor for Mr. Pang however it intends to do so as soon as possible.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEEP FIELD TECHNOLOGIES, INC.

Date: October 5, 2007	By: /s/ Fred Griffin
Name: Fred Griffin
Title: Chief Financial Officer